Note 5 - Related Party Transactions	12 Months Ended
Dec. 30, 2012
Related Party Transactions Disclosure [Text Block]
5. RELATED PARTY TRANSACTIONS

The acquisition in 2010 of certain affiliates was accomplished by issuing unsecured promissory notes to each selling shareholder that bore interest at 6.0% per year, were set to mature on February 1, 2016, and were payable in quarterly installments of approximately $157,000, with principal and interest fully amortized over six years.  The outstanding balance on the notes is $0 and $2.3 million at December 30, 2012 and December 25, 2011, respectively.  These notes were repaid in full in conjunction with the April 2012 Term Loan; refer to Note 6 for further details.

Fees for monthly accounting and financial statement compilation services are paid to an entity owned by a director and stockholder of the Company. Fees paid during the years ended December 30, 2012 and December 25, 2011, respectively, were $357,404 and $326,077.

Prior to the April 2012 Term Loan (see Note 6 for details), long-term debt included a promissory note to a DRH stockholder in the amount of $250,000.  The note was a demand note that did not require principal or interest payments.  Interest was accrued at 8.0% per annum and was compounded quarterly.  On April 2, 2012, in conjunction with the April 2012 Term Loan (see Note 6 for details), this promissory note was paid in full.

See Note 9 for related party operating lease transactions.